EXHIBIT 99.1
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GMX RESOURCES INC.
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FOR IMMEDIATE RELEASE

FOR ADDITIONAL INFORMATION CONTACT:

Ken L. Kenworthy, Sr.                                      Ken L. Kenworthy, Jr.
Executive V. P., CFO                                       President, CEO
405.600.0711 x16                                           405.600.0711 x11

GMX RESOURCES INC. COMPLETES PRIVATE PLACEMENT OF $1,000,000 SUBORDINATED DEBT AND WARRANTS

Oklahoma City, OK, January 16, 2004 GMX RESOURCES INC., (NASDAQ NMS: GMXR www.gmxresources.com) announced today that GMX has completed a private placement of $1,000,000 of 11% Senior Subordinated Notes, maturing in 2007, with annual principal installments prior to maturity of $100,000 and five-year warrants to purchase 175,000 shares of Common Stock for $1.50 per share (ten day average share price when marketing of the placement commenced). The Company used a placement agent to market the securities. Proceeds will be used for completion of wells with proved developed non-producing reserves (pdnp), other production enhancements, further reduction in current liabilities, placement fees and transaction costs associated with the transaction. Work on the pdnp completions and production enhancements are expected to begin promptly.

The notes and warrants were not registered under the Securities Act of 1933 or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This press release does not constitute an offer to sell or solicitation of an offer to purchase the notes or warrants.

GMX RESOURCES INC. is an independent natural gas (85%) production company headquartered in Oklahoma City, Oklahoma. GMX has 51 producing wells in Texas & Louisiana, several proved developed non-producing wells, 63 proved undeveloped locations and several hundred other development locations in 17,000 acres on the Sabine Uplift of East Texas. GMX has 7 producing wells in New Mexico. The Company's strategy is to significantly increase production, revenues and reinvest in increasing production. GMX'S goal is to grow and build shareholder value.

THIS PRESS RELEASE INCLUDES CERTAIN STATEMENTS THAT MAY BE DEEMED TO BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN THIS PRESS RELEASE THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS, BELIEVES OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS. THEY INCLUDE STATEMENTS REGARDING THE COMPANY'S FINANCING PLANS AND OBJECTIVES, DRILLING PLANS AND OBJECTIVES, RELATED EXPLORATION AND DEVELOPMENT COSTS, NUMBER AND LOCATION OF PLANNED WELLS, RESERVE ESTIMATES AND VALUES, STATEMENTS REGARDING THE QUALITY OF THE COMPANY'S PROPERTIES AND POTENTIAL RESERVE AND PRODUCTION LEVELS. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSIS MADE BY THE COMPANY IN LIGHT OF ITS EXPERIENCE AND PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS, AND OTHER FACTORS IT BELIEVES APPROPRIATE IN THE CIRCUMSTANCES, INCLUDING THE ASSUMPTION THAT THERE WILL BE NO MATERIAL CHANGE IN THE OPERATING ENVIRONMENT FOR THE COMPANY'S PROPERTIES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, INCLUDING BUT NOT LIMITED TO COMMODITY PRICE RISKS, DRILLING AND PRODUCTION RISKS, RISKS RELATED TO WEATHER AND UNFORESEEN EVENTS, GOVERNMENTAL REGULATORY RISKS AND OTHER RISKS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. THERE IS ALSO A RISK THAT THE COMPANY MAY NOT BE ABLE TO CONTINUE AS A GOING CONCERN. REFERENCE IS MADE TO THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR A MORE DETAILED DISCLOSURE OF THE RISKS. FOR ALL THESE REASONS, ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.